SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):

August 18, 2005 (August 17, 2005)

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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

Three Commercial Place
Norfolk, Virginia  23510-9241
(Address of principal executive offices)

(757)629-2680
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD
Item 8.01        Other Events

                       On Wednesday, August 17, 2005, the Registrant issued a Press Release, attached hereto as an exhibit, stating that U.S. District Judge Margaret Seymour approved a class action settlement agreement associated with Norfolk Southern Railway's January 6, 2005, derailment at Graniteville, South Carolina.

                                                                                     SIGNATURES

                                                                                    NORFOLK SOUTHERN CORPORATION
                                                                                     (Registrant)

                                                                                    _________________________________
                                                                                     Name:             Dezora M. Martin
                                                                                     Title:                Corporate Secretary

Date:  August 18, 2005

EXHIBIT INDEX

Exhibit
Number          Description

99                    Press Release dated August 17, 2005.